Exhibit 10.1
Form 10-SB
Energytec, Inc.

UNITED STATES                                       FORM APPROVED
DEPARTMENT OF THE INTERIOR                          OMB NO. 1004-0034
BUREAU OF LAND MANAGEMENT                           Expires:  December 31, 2001
ASSIGNMENT OF RECORD TITLE INTEREST                 Lease Serial No.: _________
IN A LEASE FOR OIL AND GAS OR                       Lease Effective Date:  _____
GEOTHERMAL RESOURCES                                (anniversary date)
                                                    New Serial No. __________

Mineral Leasing Act of 1920 (30 U.S.C. 181 et seq.)
Act for Acquired Lands of 1947 (30 U.S.C. 351-359)
Geothermal Steam Act of 1970 (30 U.S.C. 1001-1025)
Department of the Interior Appropriations Act, Fiscal Year 1981 (42 U.S.C. 6508)
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                  Type or print plainly in ink and sign in ink.
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                               PART A: ASSIGNMENT

Assignee*
Street
City, State, ZIP Code

*If more than one assignee, check here [ ] and list the name(s) and address(es) of all additional assignees on the reverse of this form or on a separate attached sheet of paper.

This record title assignment is for: (Check one) [ ] Oil and Gas Lease, or [ ] Geothermal Lease

Interest conveyed: (Check on or both, as appropriate) [ ] Record Title, [ ] Overriding Royalty, payment out of production or other similar interests or payments

2. This assignment conveys the following interest:

                                                                                     Percent of
                                                                                 Overriding Royalty
                  Land Description                        Percent of Interest    Similar Interests
------------------------------------------------------  -----------------------  --------------------
Additional space on reverse, if needed. Do not submit   Owned Conveyed Retained  Reserved Previously
documents or agreements other than this form; such      ----- -------- --------  -------- reserved or
documents or agreements shall only be referenced                                          conveyed
herein.                                                                                   -----------

                         a                                b       c        d        e          f
------------------------------------------------------  ----- -------- --------  -------- -----------

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                 FOR BLM USE ONLY - DO NOT WRITE BELOW THIS LINE
                            UNITED STATES OF AMERICA

This assignment is approved solely for administrative purposes. Approval does not warrant that either party to this assignment holds legal or equitable title to this lease.

[  ] Assignment approved for above described    [  ] Assignment approved for
     lands;                                          attached land description
Assignment approved effective ______________    [  ] Assignment approved for
                                                     land description indicated
                                                     on reverse of this form.

By__________________________________      ____________________________________
     (Authorized Officer)
(Title) (Date)

ADDITIONAL SPACE for Names and addresses of additional assignees in Item No. 1, fi needed, or for Land Description in Item No. 2, if needed.

                                 Acknowledgement

State of Colorado
County of

The foregoing instrument was acknowledged before me by Dennis L. Rosengarten this ____ day of ___________, 2002.

Witness my hand and seal          _______________________________
                                  Notary Public
                                  My Commission Expires:

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                 Part B - CERTIFICATION AND REQUEST FOR APPROVAL

1. The Assignor certifies as owner if an interest in the above designated lease that he/she hereby assigns to the above assignee(s) the rights specified above.

2. Assignee certifies as follows: (a) Assignee is a citizen of the United States; an association of such citizens; a municipality; or a corporation organized under the laws of the United States or of any State or territory thereof. For the assignment of NPR-A leases, assignee is a citizen, national, or resident alien of the United States or association of such citizens, nationals, resident aliens or private, public or municipal corporations, (b) Assignee is not considered a minor under the laws of the State in which the lands covered by this assignment are located; (c) Assignee's chargeable interests, direct and indirect, in each public domain and acquired lands separately in the same State, do not exceed 246,080 acres in oil and gas leases (of which up to 200,000 acres may be in oil and gas options), or 300,000 acres in leases in each leasing District in Alaska of which up to 200,000 acres may be in options, if this is an oil and gas lease issued in accordance with the Mineral Leasing Act of 1920, or 51,200 acres in any one State if this is a geothermal lease; (d) All parties holding an interest in the assignment are otherwise in compliance with the regulations (43 CFR Group 3100 or 3200) and the authorizing Acts; (e)


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


     Assignee is in compliance with reclamation requirements for all Federal oil and gas lease holdings as required by sec. 17(g) of the Mineral Leasing Act; and (f) Assignee is not in violation of sec. 41 of the Mineral Leasing Act.

3. Assignee's signature to this assignment constitutes acceptance of all applicable terms, conditions, stipulations and restrictions pertaining to the lease described herein.

For geothermal assignments, an overriding royalty may not be less than one-fourth (1/4) of one percent of the value of output, nor greater than 50 percent of the rate of royalty due to the United States when this assignment is added to all previously created overriding royalties (43 CFR 3241).

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I certify that the statements made herein by me are true, complete,  and correct to the best of my knowledge and belief and are made in good faith.

Executed this ____ day of ________, 2002  Executed this ____ day of ______, 2002

Name of Assignor as shown on current lease _____________________________________
                                               (Please type or print)

Assignor _________________________        Assignee _____________________________
            (Signature)                                      (Signature)
    or                                                    or

Attorney-in-fact _________________        Attorney-in-fact _____________________
                  (Signature)                                  (Signature)

_____________________________________
       (Assignor's Address)

__________________ _______ __________
      (City)       (State) (Zip Code)

Public reporting burden for this form is estimated to average 30 minutes per response including the time for reviewing instructions, gathering and maintaining data, and completing and reviewing the form. Direct comments regarding the burden estimate or any other aspect of this form to U.S. Department of the Interior, Bureau of Land Management (1004-0034), Bureau Clearance Officer, (WO-630), Mail Stop 401 LS, 1849 C Street, N.W., Washington, D.C. 20240.

Title 18 U.S.C. Sec. 1001 makes it a crime for any person knowingly and willfully to make to any Department or agency of the United States any false, fictitious or fraudulent statements or representations as to any matter within its jurisdiction.

(Form 3000-3 (1/99)

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